Long-Term Debt	12 Months Ended
Dec. 31, 2012
Long-Term Debt
8.	Long-Term Debt

	December 31, 2012	December 31, 2011
	$	$
Revolving Credit Facilities	1,627,979	2,244,634
Senior Notes (8.5%) due January 15, 2020	447,115	446,825
Norwegian Kroner-denominated Bonds due through May 2017	467,223	100,417
U.S. Dollar-denominated Term Loans due through 2021	2,432,374	2,069,860
U.S. Dollar-denominated Term Loan Variable Interest Entity due October 2016	230,359	220,450
Euro-denominated Term Loans due through 2023	341,382	348,905
U.S. Dollar-denominated Unsecured Demand Loans due to Joint Venture Partners	13,282	13,282

Total	5,559,714	5,444,373
Less current portion	797,411	401,376

Long-term portion	4,762,303	5,042,997

As of December 31, 2012, the Company had 15 revolving credit facilities (or the Revolvers) available, which, as at such date, provided for aggregate borrowings of up to $2.8 billion, of which $1.2 billion was undrawn. Interest payments are based on LIBOR plus margins; at December 31, 2012, and December 31, 2011, the margins ranged between 0.45% and 3.25%. At December 31, 2012, and December 31, 2011, the three-month LIBOR was 0.31% and 0.58%, respectively. The total amount available under the Revolvers reduces by $740.8 million (2013), $741.3 million (2014), $226.4 million (2015), $346.4 million (2016), $463.0 million (2017) and $321.0 million (thereafter). The Revolvers are collateralized by first-priority mortgages granted on 58 of the Company’s vessels, together with other related security, and include a guarantee from Teekay or its subsidiaries for all outstanding amounts.

The Company’s 8.5% senior unsecured notes (or the 8.5% Notes) are due January 15, 2020 with a principal amount of $450 million. The 8.5% Notes were sold at a price equal to 99.181% of par and the discount is accreted through the maturity date of the notes using the effective interest rate of 8.625% per year. The Company capitalized issuance costs of $9.4 million, which is recorded in other non-current assets in the consolidated balance sheet and is amortized to interest expense over the term of the 8.5% Notes. The 8.5% Notes rank equally in right of payment with all of Teekay’s existing and future senior unsecured debt and senior to any future subordinated debt of Teekay. The 8.5% Notes are not guaranteed by any of Teekay’s subsidiaries and effectively rank behind all existing and future secured debt of Teekay and other liabilities of its subsidiaries.

The Company may redeem the 8.5% Notes in whole or in part at any time before their maturity date at a redemption price equal to the greater of (i) 100% of the principal amount of the 8.5% Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 8.5% Notes to be redeemed (excluding accrued interest), discounted to the redemption date on a semi-annual basis, at the treasury yield plus 50 basis points, plus accrued and unpaid interest to the redemption date. In addition, at any time or from time to time prior to January 15, 2013, the Company may redeem up to 35% of the aggregate principal amount of the 8.5% Notes issued under the indenture with the net cash proceeds of one or more qualified equity offerings at a redemption price equal to 108.5% of the principal amount of the 8.5% Notes to be redeemed, plus accrued and unpaid interest, if any, to the redemption date, provided certain conditions are met. No such redemptions had been made as at December 31, 2012.

In November 2010, Teekay Offshore issued in the Norwegian bond market NOK 600 million of senior unsecured bonds that mature in November 2013. As at December 31, 2012, the carrying amount of the bonds was $107.8 million. The bonds are listed on the Oslo Stock Exchange. Interest payments on the bonds are based on NIBOR plus a margin of 4.75%. Teekay Offshore entered into a cross currency rate swap to swap all interest and payments into U.S. Dollars with interest rate payments swapped from NIBOR plus a margin of 4.75% into LIBOR plus a margin of 5.04% and the transfer of the principal amount fixed at $98.5 million upon maturity in exchange for NOK 600 million. Teekay Offshore also entered into an interest rate swap to swap the interest payments from LIBOR to a fixed rate of 1.12%. The floating LIBOR rate receivable from the interest rate swap is capped at 3.5%, which effectively results in a fixed rate of 1.12% unless LIBOR exceeds 3.5%, in which case Teekay Offshore’s related interest rate effectively floats at LIBOR, but reduced by 2.38% (see Note 15).

In January 2012, Teekay Offshore issued in the Norwegian bond market NOK 600 million of senior unsecured bonds that mature in January 2017. As at December 31, 2012, the carrying amount of the bonds was approximately $107.8 million. The bonds are listed on the Oslo Stock Exchange. The interest payments on the bonds are based on NIBOR plus a margin of 5.75%. Teekay Offshore entered into a cross currency rate swap to swap all interest and principal payments into U.S. Dollars, with the interest payments fixed at a rate of 7.49%, and the transfer of the principal amount fixed at $101.4 million upon maturity in exchange for NOK 600 million (see Note 15).

In May 2012, Teekay LNG issued in the Norwegian bond market NOK 700 million of senior unsecured bonds that mature in May 2017. As at December 31, 2012, the carrying amount of the bonds was $125.8 million. The bonds are listed on the Oslo Stock Exchange. The interest payments on the bonds are based on NIBOR plus a margin of 5.25%. Teekay LNG entered into a cross currency rate swap to swap all interest and principal payments into U.S. Dollars, with the interest payments fixed at a rate of 6.88%, and the transfer of principal fixed at $125.0 million upon maturity in exchange for NOK 700 million (see Note 15).

In October 2012, Teekay issued in the Norwegian bond market NOK 700 million of senior unsecured bonds that mature in October 2015. As at December 31, 2012, the carrying amount of the bonds was $125.8 million. The Company has applied to list the bonds on the Oslo Stock Exchange. The interest payments on the bonds are based on NIBOR plus a margin of 4.75%. Teekay entered into a cross currency rate swap to swap all interest and principal payments into U.S. Dollars, with the interest payments fixed at a rate of 5.52%, and the transfer of principal fixed at $122.8 million upon maturity in exchange for NOK 700 million (see Note 15).

As of December 31, 2012, the Company had 18 U.S. Dollar-denominated term loans outstanding, which totaled $2.4 billion (December 31, 2011– $2.1 billion). Certain of the term loans with a total outstanding principal balance of $328.0 million as at December 31, 2012 (December 31, 2011– $372.7 million) bear interest at a weighted-average fixed rate of 5.3% (December 31, 2011 – 5.3%). Interest payments on the remaining term loans are based on LIBOR plus a margin. At December 31, 2012 and December 31, 2011, the margins ranged between 0.3% and 4.25%, and between 0.3% and 4.00%, respectively. At December 31, 2012 and December 31, 2011, the three-month LIBOR was 0.31% and 0.58%, respectively. The term loan payments are made in quarterly or semi-annual payments commencing three or six months after delivery of each newbuilding vessel financed thereby, and 17 of the term loans have balloon or bullet repayments due at maturity. The term loans are collateralized by first-priority mortgages on 36 (December 31, 2011 – 33) of the Company’s vessels, together with certain other security. In addition, at December 31, 2012, all but $107.0 million (December 31, 2011 – $119.4 million) of the outstanding term loans were guaranteed by Teekay or its subsidiaries.

The Voyageur Spirit FPSO unit has been consolidated by the Company effective November 30, 2011, as the Voyageur Spirit has been determined to be a VIE and the Company has been determined to be the primary beneficiary (see Note 3a). As a result, the Company has included the Voyageur Spirit’s existing U.S. Dollar-denominated term loan (VIE term loan) outstanding, which, as at December 31, 2012, totaled $230.4 million (December 31, 2011 – $220.5 million). Interest payments on the VIE term loan are based on LIBOR plus a margin of 2.95% and are paid quarterly. The VIE term loan is collateralized by a first-priority mortgage on the Voyageur Spirit, together with certain other security. The Company has guaranteed the repayment of the existing credit facility.

The Company has two Euro-denominated term loans outstanding, which, as at December 31, 2012, totaled 258.8 million Euros ($341.4 million) (December 31, 2011 – 269.2 million Euros ($348.9 million)). The Company is repaying the loans with funds generated by two Euro-denominated, long-term time-charter contracts. Interest payments on the loans are based on EURIBOR plus a margin. At December 31, 2012, and December 31, 2011, the margins ranged between 0.6% and 2.25% and the one-month EURIBOR at December 31, 2012, was 0.1% (December 31, 2011 – 1.02%). The Euro-denominated term loans reduce in monthly payments with varying maturities through 2023 and are collateralized by first-priority mortgages on two of the Company’s vessels, together with certain other security, and are guaranteed by a subsidiary of Teekay.

Both Euro-denominated term loans and Norwegian Kroner-denominated bonds are revalued at the end of each period using the then-prevailing U.S. Dollar exchange rate. Due primarily to the revaluation of the Company’s Norwegian Kroner-denominated bonds, the Company’s Euro-denominated term loans, capital leases and restricted cash, and the change in the valuation of the Company’s cross currency swaps, the Company recognized foreign exchange loss of $12.9 million (2011 – $12.7 million gain, 2010 – $32.0 million gain).

The Company has one U.S. Dollar-denominated loan outstanding owing to a joint venture partner, which, as at December 31, 2012, totaled $13.3 million (2011 – $13.3 million), including accrued interest. Interest payments on the loan are based on a fixed interest rate of 4.84%. This loan is repayable on demand no earlier than February 27, 2027.

The weighted-average effective interest rate on the Company’s aggregate long-term debt as at December 31, 2012 was 2.9% (December 31, 2011 – 2.6%). This rate does not include the effect of the Company’s interest rate swap agreements (see Note 15).

The aggregate annual long-term debt principal repayments required to be made by the Company subsequent to December 31, 2012, are $797.4 million (2013), $1,208.2 million (2014), $442.6 million (2015), $390.2 million (2016), $1,004.2 million (2017) and $1.7 billion (thereafter).

Among other matters, the Company’s long-term debt agreements generally provide for maintenance of minimum consolidated financial covenants and five loan agreements require the maintenance of vessel market value to loan ratios. As at December 31, 2012 these ratios ranged from 113.2 % to 284.0% compared to their minimum required ratios of 105% and 115%. The vessel values used in these ratios are appraised values prepared by the Company based on second hand sale and purchase market data. A further delay in the recovery of the conventional tanker market and a weakening of the LNG/LPG carrier market could negatively affect the ratios. Certain loan agreements require that a minimum level of free cash be maintained and as at December 31, 2012 and December 31, 2011, this amount was $100.0 million. Most of the loan agreements also require that the Company maintain an aggregate minimum level of free liquidity and undrawn revolving credit lines with at least six months to maturity, in amounts ranging from 5% to 7.5% of total debt. As at December 31, 2012, this aggregate amount was $319.1 million (December 31, 2011—$318.3 million).

As at December 31, 2012, the Company was in compliance with all covenants required by its credit facilities and other long-term debt.